UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 14, 2003
                                   ----------


                         ROCKPORT HEALTHCARE GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                        0-23514                33-0601497
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE          (IRS EMPLOYER
       INCORPORATION)                    NUMBER)            IDENTIFICATION NO.)

         50 BRIAR HOLLOW LANE, SUITE 515W, HOUSTON, TEXAS          77027
         ------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 621-9424



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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

EXHIBIT NUMBER

99.1 Press Release dated November 14, 2003, "Rockport Healthcare Group Announces Fiscal Second Quarter Results"

Item 9. REGULATION FD DISCLOSURE

     Attached hereto as Exhibit 99.1 is a copy of Rockport's press release dated November 14, 2003 announcing the results of its fiscal second quarter and summary operating results. This information is being provided in response to Items 9 and 12 of this Form.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Rockport Healthcare Group, Inc.

                                      (Registrant)

                                      By:   /s/ Harry M. Neer
                                         --------------------
                                         (Signature)

                                         Harry M. Neer
                                         Chief Executive Officer

November 17, 2003
(Date)


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